UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2025

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100

Dublin, Ohio 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported, reAlpha Tech Corp. (the “Company”) entered into a note purchase agreement with Streeterville Capital, LLC (the “Lender”) on August 14, 2024, pursuant to which the Company issued and sold a secured promissory note in favor of the Lender (the “Note”) with an original principal balance of $5,455,000 maturing on February 14, 2026. Under the terms of the Note, beginning seven months from the issuance and continuing until the Note is repaid in full, the Lender may redeem up to $545,000 per month by delivering a written redemption notice to the Company (each, a “Redemption Notice”). Upon receipt of such Redemption Notice, the Company is required to pay the specified redemption amount (each, a “Redemption Payment”) in cash within three trading days. After the Company has made five Redemption Payments in cash, any subsequent Redemption Payments made in cash will be subject to a 9% redemption premium.

On April 7, 2025, the Company received a Redemption Notice from the Lender for a Redemption Payment in the amount of $525,000 (the “Redemption Amount”). In accordance with the terms of the Note, the Company paid the full Redemption Amount in cash on April 8, 2025 and April 9, 2025. Following the payment, the remaining Outstanding Balance (as defined in the Note) was reduced to $5,202,328.25 as of April 7, 2025.

The foregoing description of the Note in this Current Report on Form 8-K does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Note, a copy of which was previously filed as Exhibit 4.4 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2024, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1**	Secured Promissory Note, dated as of August 14, 2024 (previously filed as Exhibit 4.4 of Form 10-Q filed with the SEC on August 14, 2024).

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2025	REALPHA TECH CORP.

	By:	/s/ Giri Devanur
Giri Devanur
Chief Executive Officer

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